UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Exact name of registrant as specified in its charter)

Israel	001-16174	Not Applicable
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 Interpace Parkway, #3

Parsippany New Jersey, 07054 USA

(Address of Principal Executive Offices, including Zip Code)

+1-973-658-0301

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share	TEVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

On August 31, 2026, Teva Pharmaceutical Industries Ltd. (the “Company”) executed an amendment (such amendment, the “Amendment No. 1”) to the Second Amended and restated Deposit Agreement, dated as of December 4, 2018, among the Company, Citibank, N.A., as depositary (the “Depositary”) and all holders and beneficial owners of American depositary shares (“ADSs”) issued thereunder, and updated the form of American depositary receipt (the “ADR”) evidencing the ADSs. Each ADS represents one of the Company’s ordinary shares, par value NIS 0.10 per share.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on July 29, 2026, the Company had informed the Depositary of its intent to list its ordinary shares on the New York Stock Exchange (“NYSE”) and instructed the Depositary to terminate its ADS program. The Amendment No. 1 provides a mechanism for the mandatory exchange of ADSs for ordinary shares in connection with the termination of the ADS program, with each ADS exchanged for one ordinary share. The termination of the ADS Program is expected to occur at the open of business (New York time) on September 14, 2026, from which time all outstanding ADSs will be cancelled in exchange for an equal number of economically equivalent NYSE-listed ordinary shares.

The foregoing descriptions of the Amendment No. 1 and the ADR do not purport to be complete and are qualified in their entirety by reference to the Amendment No. 1 and ADR, which are filed as Exhibits 4.1 and 4.2 hereof, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Amendment No. 1 to Second Amended and Restated Deposit Agreement among Teva Pharmaceutical Industries Limited, Citibank, N.A., as depositary, and the holders from time to time of Shares

4.2	Form of American Depositary Receipt (included in Exhibit 4.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Date: September 3, 2026	By:	/s/ Eli Kalif
Eli Kalif
Executive Vice President, Chief Financial Officer